CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectuses dated May 1, 2001 of the Portfolios constituting John Hancock Declaration Trust and of the Portfolios constituting John Hancock Variable Series Trust I ("VST"); and "Independent Auditors" and "Financial Statements" in the Statement of Additional Information dated May 1, 2001 of the Portfolios constituting John Hancock Declaration Trust and "The Trust's Financial Statements and Investment Performance Information" and "Independent Auditors" in the Statement of Additional Information dated May 1, 2001 of the Portfolios constituting John Hancock Variable Series Trust I; and in the Statement of Additional Information dated November 1, 2001 of John Hancock V.A. Core Equity Fund, John Hancock V.A. Large Cap Growth Fund, John Hancock 500 Index Fund, John Hancock V.A. International Fund, John Hancock V.A. Mid Cap Growth Fund, John Hancock V.A. Small Cap Growth Fund, John Hancock V.A. Bond Fund, John Hancock V.A. Money Market Fund, John Hancock VST Growth & Income Fund, John Hancock VST Equity Index Fund, John Hancock VST International Equity Fund, John Hancock VST Fundamental Growth Fund, John Hancock VST Small Cap Growth Fund, John Hancock VST Active Bond Fund, and John Hancock VST Money Market Fund; and to the incorporation by reference of our reports dated February 9, 2001 with respect to the financial statements and financial highlights of the Portfolios constituting John Hancock Declaration Trust included in the annual report dated December 31, 2000, and dated February 13, 2001 with respect to the financial statements and financial highlights of the Portfolios constituting John Hancock Variable Series Trust I included in the annual report dated December 31, 2000; which Prospectuses and Statements of Additional Information are incorporated by reference in to the Combined Prospectus/Proxy Statement and the Statement of Additional Information included in this Registration Statement on Form N-14 of John Hancock Variable Series Trust I.

We also consent to the reference to our firm under the captions "Experts" and "Financial Highlights" for the John Hancock V.A. Core Equity Fund, John Hancock V.A. Large Cap Growth Fund, John Hancock 500 Index Fund, John Hancock V.A. International Fund, John Hancock V.A. Mid Cap Growth Fund, John Hancock V.A. Small Cap Growth Fund, John Hancock V.A. Bond Fund, John Hancock V.A. Money Market Fund, John Hancock VST Growth & Income Fund, John Hancock VST Equity Index Fund, John Hancock VST International Equity Fund, John Hancock VST Fundamental Growth Fund, John Hancock VST Small Cap Growth Fund, John Hancock VST Active Bond Fund, and John Hancock VST Money Market Fund, in the Combined Prospectus/Proxy Statement in the Registration Statement on Form N-14 of John Hancock Variable Series Trust I.


                                       /s/ERNST & YOUNG LLP
                                       --------------------
                                       ERNST & YOUNG LLP

Boston, Massachusetts
September 13, 2001